                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant [ ]


     Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                               UROMED CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


     Payment of Filing Fee (Check the appropriate box):
/x/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                               UROMED CORPORATION
                             1400 Providence Highway
                          Norwood, Massachusetts 02062


May 24, 2001



To Our Stockholders:

The enclosed Proxy Statement Supplement is being sent to you because an ADDITIONAL PROPOSAL to amend our Second Amended and Restated 1991 Stock Option Plan will be considered at the upcoming Special Meeting of Stockholders of UroMed Corporation (the "Company"). It is important that you review the enclosed supplemental material. The enclosed BLUE PROXY CARD reflects all proposals that will be voted upon at the upcoming Special Meeting of Stockholders of the Company.



Sincerely,

John G. Simon Chairman of the Board

                               UROMED CORPORATION

                REVISED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held On June 27, 2001

         Notice is hereby given that a Special Meeting of Stockholders of UroMed Corporation (the "Company") will be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on Wednesday, June 27, 2001 at 9:00 a.m., local time (the "Meeting"), to consider and act upon the following matters:

1) A proposal to elect two Class I directors of the Company, to serve a three-year term or until their successors are elected and qualified.

2) A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the current fiscal year.

3) A proposal to amend our Second Amended and Restated 1991 Stock Option Plan to increase the total number of shares of our common stock authorized for issuance under that plan from 890,000 to 1,230,000 shares.

4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         THIS REVISED NOTICE OF THE COMPANY'S MEETING IS BEING SENT TO YOU BECAUSE THE COMPANY HAS INCLUDED AN ADDITIONAL PROPOSAL (SET FORTH IN PROPOSAL THREE ABOVE) TO BE CONSIDERED BY THE COMPANY'S STOCKHOLDERS AT THE MEETING.

         This Meeting is being held in lieu of an annual meeting of stockholders in 2001. Stockholders of record at the close of business on April 30, 2001 will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment thereof. All stockholders are cordially invited to attend the Meeting. Information relating to the matters to be considered and voted on at the Meeting is set forth in the proxy statement accompanying the notice dated May 24, 2001 and the proxy statement supplement accompanying this revised notice.

                                          By Order of the Board of Directors,

                                          John G. Simon, Chairman of the Board



THE BOARD OF DIRECTORS IS SOLICITING THE ENCLOSED PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW THE ENCLOSED PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON

/s/ DONALD-BRUCE ABRAMS
-----------------------
         CLERK

                               UROMED CORPORATION
                             1400 Providence Highway
                          Norwood, Massachusetts 02062

                                -----------------
                           PROXY STATEMENT SUPPLEMENT
                                -----------------


         This Proxy Statement Supplement provides additional information with respect to the Special Meeting of Stockholders (the "Meeting") to be held at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on Wednesday, June 27, 2001 at 9:00 a.m., local time, and at any adjourned session thereof. This Meeting is being held in lieu of an annual meeting of stockholders in 2001. This Proxy Statement Supplement, the Proxy Statement and the enclosed Annual Report to Stockholders for the Company's fiscal year ended December 31, 2000 are being mailed to stockholders on or about May 24, 2001. The Annual Report does not constitute any part of the Proxy Statement or this Proxy Statement Supplement.

         SOLICITATION. The entire cost of preparing, assembling, and mailing this proxy material will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing certain beneficial owners of shares for their reasonable expenses in sending proxy material to and obtaining proxies from such beneficial owners.

         REVOCATION. A proxy may be revoked by a stockholder at any time prior to its use by giving written notice of such revocation to the Clerk of the Company, by appearing at the Meeting and voting in person, or by returning a later dated proxy in the form enclosed.

         QUORUM AND VOTING. Stockholders of record as of the close of business on April 30, 2001 will be entitled to vote at the Meeting. As of such record date, there were issued and outstanding and entitled to vote 7,320,467 shares of the common stock, no par value, of the Company (the "Common Stock"). Holders of shares of Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business.

         TABULATION OF VOTES. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and, in the discretion of the named proxies, with respect to any other proposals that may properly come before the Meeting. Broker non-votes (if the broker has voted on at least one proposal) and proxies that withhold authority to vote for election of a director or that reflect abstentions will be deemed present for the purpose of determining the presence of a quorum for the transaction of business. A broker non-vote will have no effect on the outcome of voting on such proposal. An abstention with respect to a proposal will have the effect of a vote against such proposal. The Board of Directors does not know of any matters that will be brought before the Meeting other than those matters specifically set forth in the Revised Notice of Special Meeting of Stockholders. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitute acting thereunder, will vote on such matter in accordance with their best judgment.


                                   PROPOSAL 3

         A Proposal to amend the Company's Second Amended and Restated 1991 Stock Option Plan.


         The Board of Directors has considered and approved the amendment to the Second Amended and Restated 1991 Stock Option Plan (the "Amended Plan" ), and is proposing the amendment, as it amends the existing Second Amended and Restated 1991 Stock Option Plan, for stockholder approval.

         Because as of May 22, 2001 options to purchase an aggregate of 319,265 shares of the Company's common stock, no par value (the "Common Stock") have been granted and exercised from 1991 to date, and options to purchase 400,727 shares of Common Stock are currently granted to current employees, officers and directors, only 170,008 shares of Common Stock remain available for issuance in the future. The Amended Plan increases the number of shares of Common Stock authorized for issuance in an effort to replace those options which have been granted and exercised since 1991.

         The Amended Plan amends the Second Amended and Restated Plan by increasing the number of authorized shares of Common Stock reserved for issuance pursuant to stock options from 890,000 shares to 1,230,000 shares.

         As of May 22, 2001, 45 individuals were eligible to participate in the Amended Plan. As of May 22, 2001, 719,992 shares were issued or issuable upon exercise of options granted according to the Amended Plan, and options to purchase an additional 170,008 shares remain available for grant.

         The Board of Directors believes that the Amended Plan will enable the Company to continue its general practice of making grants of stock options to employees, directors who are not officers or employees of the Company ("Outside Directors") and consultants to the Company, thereby encouraging stock ownership by such persons and providing additional incentives for them to promote the success of the Company's business.

         Set forth below is a summary of certain provisions of the Amended Plan and a general description of the Federal income tax rules applicable to the grant and exercise of stock options under such Amended Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Second Amended and Restated Plan.

         PURPOSE OF THE PLAN. The purpose of the Amended Plan is to encourage ownership of the Company's Common Stock by employees, Outside Directors and consultants to the Company and its subsidiaries and to provide additional incentives for them to endeavor for the success of the Company's business.

         ADMINISTRATION. The Amended Plan is administered by the Compensation Committee. Subject to the provisions of the Amended Plan, the Compensation Committee has discretion to determine when awards are made, which employees are granted awards, the numbers of shares subject to each award and all other relevant terms of the awards. The Compensation Committee also has broad discretion to construe and interpret the Amended Plan and adopt rules and regulations thereunder.

         ELIGIBILITY. Awards may be granted under the Amended Plan to persons who are employees, Outside Directors or consultants to the Company or a subsidiary. These eligible employees include officers and directors of the Company, except that no member of the Compensation Committee is eligible to receive options under the Amended Plan other than pursuant to formula stock options ("Formula Grants").

         SHARES SUBJECT TO PLAN. The Amended Plan provides that options to purchase up to an aggregate of 1,230,000 shares of Common Stock may be granted. This limit is subject to adjustment for stock dividends, stock splits or other changes in the Company's capitalization. In addition, any option that expires or terminates for any reason without having been exercised may be reissued under the Amended Plan. As of May 22, 2001, 319,265 shares had been issued upon exercise of options granted under the Amended Plan, 400,727 shares were issuable upon exercise of outstanding options under the Amended Plan and 170,008 shares were available for future grants of options under the Amended Plan. The last sale price of a share of Common Stock on the OTC Bulletin Board (R) on May 22, 2001 was $2.00.

         TERMS OF OPTIONS. The Compensation Committee in its discretion may issue stock options which qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") (to be issued to employees only) or non-statutory stock options (which may be issued to any eligible employee or consultant). Under the Amended Plan, the Compensation Committee will determine the time or times when each stock option becomes exercisable, the period within which it remains exercisable and the applicable exercise price. However, no incentive stock option may be exercised more than 10 years after it is granted (5 years, in the case of any incentive stock option granted to the owner of 10% or more of the voting power of the Common Stock (a "10% Holder")), and the exercise price of any incentive stock option may not be less than the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of any 10% Holder).

         Payment for shares purchased upon exercise of any option under the Amended Plan must be made in full when the option is exercised, with such payment to be made by cash, check or the surrender of shares of Common Stock having a fair market value equal to the aggregate exercise price of the options being exercised. Except for certain permitted transfers of nonstatutory stock options to certain immediate family members, no option may be transferred except by will or the laws of descent and distribution and, during the optionee's lifetime, the option may be exercised only by the optionee. If an optionee's employment or association with the Company terminates for any reason, including without limitation by reason of voluntary severance, involuntary severance, death or retirement, any option exercisable on the date of termination may be exercised by the optionee but only for the period specified in the applicable option agreement.

         Notwithstanding any other provision of the Amended Plan, the aggregate fair market value (determined as of the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by any employee in any calendar year may not exceed $100,000 (with any excess portion of such options to be treated as non-statutory stock options).

         FORMULA GRANTS. Members of the Compensation Committee may be granted options under the Amended Plan only by Formula Grants thereunder. Options granted pursuant to a Formula Grant are non-statutory stock options. Formula Grants require no action by the Compensation Committee or the Board of Directors and occur as follows:

         1. Each individual who is elected to the Board of Directors after January 1, 2000 but during the term of the Amended Plan and who was never before a member of the Board and is not, immediately prior to such election, an officer or employee of the Company, shall be granted an option to purchase 10,000 shares of Common Stock. These Formula Grants become exercisable in three (3) equal installments on each of the next three (3) annual meetings of the stockholders of the Company (or special meetings in lieu of such annual meetings) provided the director is an Outside Director on the day immediately prior to such date and has been a director of the Company since the last annual meeting of shareholders of the Company (or special meeting in lieu thereof). In the event that an Outside Director was not elected at an annual meeting of stockholders of the Company or at a special meeting in lieu thereof, the Formula Grant shall become exercisable for the first installment of vested shares on the date of the Company's next annual meeting of stockholders of the Company or special meeting in lieu thereof following the first (1st) anniversary of the date of such Outside Director's election or appointment to the Board and thereafter for additional installments on the next two following annual meetings of the stockholders of the Company (or special meetings in lieu thereof), provided the director is an Outside Director on the day immediately prior to such date and has been a director of the Company since the last annual meeting of shareholders of the Company (or special meeting in lieu thereof). As of May 22, 2001, formula options under the Amended and Restated 1991 Stock Option Plan (i.e., options to purchase 4,000 shares of Common Stock under the old formula option provisions) to purchase an aggregate of 10,800 shares of Common Stock had been granted to directors of the Company, and formula options to purchase an aggregate of 20,500 shares of Common Stock under the Second Amended and Restated 1991 Stock Option Plan had been granted to directors of the Company.

         2. Commencing on May 15, 2000, each Outside Director (including any incumbent Outside Directors) who, on any February 15, May 15, August 15 or November 15 of any year after the first anniversary of the date on which such Outside Director was first elected to the Board of Directors, is a director of the Company, shall be granted an option to purchase 500 shares of Common Stock. Each of these options are exercisable immediately upon their grant. As of May 23, 2001, under the old quarterly Formula Grants (i.e., options to purchase 150 shares of Common Stock granted quarterly), options to purchase an aggregate of 10,800 shares had been granted to Richard A. Sandberg, Thomas E. Tierney, David
P. Fialkow and Elizabeth B. Connell under this provision of the Amended Plan and under the new quarterly Formula Grants (i.e., options to purchase 500 shares of Common Stock granted quarterly), options to purchase an aggregate of 20,500 had been granted to Richard A. Sandberg, Thomas E. Tierney, Kevin Hrusovsky, John Simon and Elizabeth B. Connell under the provisions of the Amended Plan.

         Non-statutory options granted pursuant to Formula Grants have an exercise price equal to the fair market value of the Common Stock on the date of such Formula Grant and have a term of ten years. Options granted pursuant to Formula Grants to outside directors who are not reelected or are removed from the Board of Directors are exercisable thereafter only until the earlier of (i) the expiration date specified for such options in the applicable option award agreement or (ii) ninety days after such director's term of service expires, in the case of non-reelection, or is terminated, in the case of removal.

         SUMMARY OF TAX CONSEQUENCES. The following is a brief and general discussion of the federal income tax rules applicable to stock options granted under the Amended Plan . With respect to an incentive stock option, an employee will generally not be taxed at the time of grant or exercise, although exercise of an incentive option will give rise to an item of tax preference that may result in an alternative minimum tax, and the Company will not be entitled to a deduction for federal income tax purposes as a result of the grant or exercise of the option. If an optionee holds the shares acquired upon exercise of an incentive stock option until at least one year after issuance and two years after the option grant, he or she will have long-term capital gain, or loss, based on the difference between the amount realized on the sale or disposition and his or her option price, and the Company will not be entitled to a deduction at the time the optionee sells such option shares. If these holding periods are not satisfied, then upon disposition of the shares the optionee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the option price, plus capital gain in respect of any additional appreciation. With respect to a non-statutory stock option under the Amended Plan , an optionee will not be taxed at the time of grant; upon exercise, he or she will generally realize compensation income to the extent the then fair market value of the stock exceeds the option price. The Company will generally have a tax deduction to the extent that, and at the time that, an optionee realizes ordinary income with respect to an option.

         TERMINATION.  The Amended Plan  will terminate on March 29, 2010.

         OPTIONS GRANTED UNDER THE AMENDED PLAN . As of May 22, 2001, options for the purchase of a total of 400,727 shares of Common Stock were outstanding under the Amended Plan (of which 134,403 were exercisable as of such date), and options or other awards to purchase an additional 170,008 shares remained available for grant under the Amended Plan . The following table sets forth information as of May 22, 2001 with respect to stock options which have been received since the Amended Plan was adopted by the Company by (i) each of the Company's Chief Executive Officer and the Company's Chief Financial Officer,
(ii) all executive officers of the Company as a group, (iii) each of the directors of the Company, (iv) all directors of the Company, other than those who are executive officers, as a group, and (v) all employees of the Company, excluding executive officers, as a group.

Option Grants under Second Amended and Restated 1991 Stock Option Plan

                                                                          Option
Name                                                                   (shares)(1)

Daniel Muscatello..................................................           -
Domenic C. Micale..................................................      10,000
Lee Potts..........................................................      25,000
Richard A. Sandberg................................................       2,500
Thomas E. Tierney..................................................       2,500
Elizabeth B. Connell, M.D..........................................       2,500
E. Kevin Hrusovsky.................................................      12,500
John G. Simon......................................................         500
Philip Heintz......................................................           -
All executive officers as a group..................................      35,000
All directors of the Company,
excluding executive officers as a group............................      20,500
All employees of the Company
excluding executive officers as a group............................     111,300

         (1) Excludes options issued and subsequently terminated.

         The Board of Directors believes that approval of the Company's Amended Plan is in the best interests of all stockholders and recommends that the stockholders vote "FOR" Proposal 3. The enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Common Stock voted on the issue at the Meeting, in person or by proxy, is required to ratify the adoption of the Amended Plan by the Board of Directors.

         If the proposal to adopt the amendment to the Second Amended and Restated Plan is not approved at the Meeting, the Company's Second Amended and Restated 1991 Stock Option Plan as previously adopted by the Board of Directors of the Company and approved by the stockholders of the Company will remain in full force and effect.


                                     GENERAL

         The Board of Directors of the Company knows of no matter other than the matters set forth in the Revised Notice to the Stockholders to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

         THE COMPANY WILL PROVIDE FREE OF CHARGE TO ANY STOCKHOLDER FROM WHOM A PROXY IS SOLICITED PURSUANT TO THIS PROXY STATEMENT, UPON WRITTEN REQUEST FROM SUCH STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2000. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO THE MANAGER OF INVESTOR RELATIONS AT UROMED CORPORATION, 1400 PROVIDENCE HIGHWAY, BUILDING 2, NORWOOD, MASSACHUSETTS, 02062.

         The Company expects to hold its next stockholder meeting on May 17, 2002 and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.



                                                   John G. Simon
                                                   Chairman of the Board

                               UroMed Corporation
    Proxy for the Special Meeting of Stockholders to be held on June 27, 2001
           THIS PROXY IS SOLICITED ON BEHALFOF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoint(s) Daniel Muscatello and Domenic C. Micale, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of UroMed Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110 on Wednesday June 27, 2001 at 9:00 a.m., or any adjourned session thereof.

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall vote in person at such meeting or revoke this proxy in writing before it is exercised.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

         Please sign this Proxy exactly as your name(s) appear(s) on the reverse side hereof. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


   HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?


   -------------------------                ---------------------------

 [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

         1. To elect the following persons as Class I Directors (except as marked below):

                              Daniel Muscatello
                              Elizabeth B. Connell


FOR ALL NOMINEES         WITHHOLD      FOR ALL EXCEPT
     [ ]                   [ ]             [ ]

         NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the 2001 fiscal year.

     FOR                  AGAINST         ABSTAIN
     [ ]                    [ ]             [ ]

         3. A proposal to amend the Company's Second Amended and Restated 1991 Stock Option Plan to increase the total number of shares of our common stock authorized for issuance under that plan from 890,000 to 1,230,000 shares.

     FOR                  AGAINST         ABSTAIN
     [ ]                    [ ]             [ ]


         4. To transact such other business as may properly come before the meeting or at any adjourned session of the meeting.

         UROMED CORPORATION

         CONTROL NUMBER:

         RECORD DATE SHARES:

         Please be sure to sign and date this Proxy.

         Date  ________________

         Stockholder sign here  -------------------------
         Co-owner sign here     -------------------------

Mark box at right if an address or comment has been noted on the reverse side of this card. [ ]

DETACH CARD                                                         DETACH CARD


         UROMED CORPORATION

Dear Stockholder:

         Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operations of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.

         Your vote must be received prior to the Special Meeting of Stockholders of the Company on Wednesday, June 27, 2001.

         Thank you in advance for your prompt consideration of these matters.

Sincerely,

UroMed Corporation